Exhibit  32.1

                             HARLEYSVILLE GROUP INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In  connection  with  the  Quarterly  Report  of  Harleysville  Group  Inc. (the
"Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter
R. Bateman, Chairman of the Board, and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August  12,  2003      /s/  WALTER  R.  BATEMAN
       -----------------      ------------------------------
                              Walter  R.  Bateman
                              Chairman  of  the  Board,  and
                              Chief  Executive  Officer








     A signed original of this written statement required by Section 906 has been provided to Harleysville Group Inc. and will be retained by Harleysville Group Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.


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Exhibit  32.2


                             HARLEYSVILLE GROUP INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In  connection  with  the  Quarterly  Report  of  Harleysville  Group  Inc. (the
"Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce
J. Magee, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August  12,  2003      /s/  BRUCE  J.  MAGEE
       -----------------     ----------------------------
                             Bruce  J.  Magee
                             Senior  Vice  President  and
                             Chief  Financial  Officer




     A signed original of this written statement required by Section 906 has been provided to Harleysville Group Inc. and will be retained by Harleysville Group Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.


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